UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2025

____________________________

Spirit Aviation Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35186	33-3711797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Radiant Drive

Dania Beach, Florida 33004

(Address of principal executive offices, including zip code)

(954) 447-7920

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	FLYY[1]	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1 On September 2, 2025, Spirit Aviation Holdings, Inc., a Delaware corporation (the “Company”), was notified by the staff of the NYSE Regulation (“NYSE Regulation”) that it plans to file a delisting application with the Securities and Exchange Commission (the “SEC”) to delist the common stock, par value $0.0001, of the Company (the “Common Stock”) from NYSE American upon the completion of all applicable procedures and that trading in the Common Stock was suspended immediately. Ten days after the Form 25 is filed by NYSE Regulation, the delisting will become effective. The deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the SEC may determine, after the filing of the Form 25. The Common Stock is expected to begin trading in the over-the-counter (OTC) market on September 3, 2025.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 2, 2025, Spirit Aviation Holdings, Inc. (the “Company”) received a notice from the staff of NYSE Regulation (“NYSE Regulation”) that it had determined to commence proceedings to delist the common stock, par value $0.0001, of the Company (the “Common Stock”) from NYSE American LLC (“NYSE American”) and that trading in the Common Stock was suspended immediately on September 2, 2025. NYSE Regulation reached its decision that the Company is no longer suitable for listing pursuant to Section 1003(c)(iii) of the NYSE American Company Guide after the Company disclosed in its August 29, 2025 Current Report on Form 8-K that the Company filed a voluntary petition for reorganization under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Chapter 11 Case”) on August 29, 2025.

NYSE American will apply to the U.S. Securities and Exchange Commission to delist the Common Stock upon completion of applicable procedures. The Company does not intend to appeal the determination and, therefore, it is expected that the Common Stock will be delisted from NYSE American. As a result of the suspension and expected delisting, the Common Stock is expected to commence trading in the OTC market. The OTC market is a significantly more limited market than NYSE American, and quotation on the OTC market likely results in a less liquid market for existing and potential holders of the Common Stock to trade in the Common Stock and could further depress the trading price of the Common Stock. The Company can provide no assurance that its Common Stock will continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Common Stock on this market, or whether the trading volume of the Common Stock will be sufficient to provide for an efficient trading market. The transition to over-the-counter markets will not affect the Company’s business operations.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K (this “Current Report”) contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements include, without limitation, the expected delisting of the Common Stock from NYSE American and the trading price and liquidity of the Common Stock on the OTC market. Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Furthermore, such forward-looking statements speak only as of the date of this Current Report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results.

Cautionary Note Regarding the Chapter 11 Case

The Company cautions that trading in the Common Stock during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Common Stock may bear little or no relationship to the actual recovery, if any, by holders of the Common Stock in the Chapter 11 Case. The Company expects that holders of the Common Stock could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Case.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2025

SPIRIT AVIATION HOLDINGS, INC.

By:	/s/ Thomas Canfield
	Name:	Thomas Canfield
	Title:	Executive Vice President and General Counsel